INVESTOR PRESENTATION February Through April 2021

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

Denny's Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this press release. In addition, certain matters discussed in this release may constitute forward-looking statements. These forward-looking statements, which reflect management's best judgment based on factors currently known, are intended to speak only as of the date such statements are made and involve risks, uncertainties, and other factors that may cause the actual performance of Denny's Corporation, its subsidiaries, and underlying restaurants to be materially different from the performance indicated or implied by such statements. Words such as "expect", "anticipate", "believe", "intend", "plan", "hope", "will", and variations of such words and similar expressions are intended to identify such forward-looking statements. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events. Factors that could cause actual performance to differ materially from the performance indicated by these forward-looking statements include, among others: the rapidly evolving COVID-19 pandemic and related containment measures, including the potential for further operational disruption from government mandates affecting restaurants; economic, public health, social and political conditions that impact consumer confidence and spending with respect to social unrest and the COVID-19 pandemic; competitive pressures from within the restaurant industry; the level of success of the Company's operating initiatives and advertising and promotional efforts; adverse publicity; health concerns arising from food-related pandemics, outbreaks of flu viruses or other diseases; changes in business strategy or development plans; terms and availability of capital; regional weather conditions; overall changes in the general economy (including with regard to energy costs), particularly at the retail level; political environment (including acts of war and terrorism); and other factors from time to time set forth in the Company's SEC reports and other filings, including but not limited to the discussion in Management's Discussion and Analysis and the risks identified in Item 1A. Risk Factors contained in the Company's Annual Report on Form 10-K for the year ended December 25, 2019 (and in the Company's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K).

The presentation includes references to the Company's non-GAAP financials measures. All such measures are designated by an asterisk (*). The Company believes that, in addition to other financial measures, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses Adjusted EBITDA and Adjusted Free Cash Flow internally as performance measures for planning purposes, including the preparation of annual operating budgets, and for compensation purposes, including bonuses for certain employees. Adjusted EBITDA is also used to evaluate its ability to service debt because the excluded charges do not have an impact on its prospective debt servicing capability and these adjustments are contemplated in its credit facility for the computation of its debt covenant ratios. The Company defines Adjusted Free Cash Flow for a given period as Adjusted EBITDA less the cash portion of interest expense net of interest income, capital expenditures, and cash taxes. Management believes that the presentation of Adjusted Free Cash Flow provides useful information to investors because it represents a liquidity measure used to evaluate, among other things, operating effectiveness and is used in decisions regarding the allocation of resources. However, Adjusted EBITDA, Adjusted Free Cash Flow, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Share should be considered as a supplement to, not a substitute for, operating income, net income (loss), net cash provided by operating activities, or other financial performance and liquidity measures prepared in accordance with U.S. generally accepted accounting principles. See Appendix for non-GAAP reconciliations to the following GAAP measures:

$ Millions (except per share amounts)	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Operating Income	$51.0	$56.4	$47.5	$57.3	$53.2	$47.0	$70.7	$73.6	$165.0	$6.7
Net Income (Loss)	$112.3	$22.3	$24.6	$32.7	$36.0	$19.4	$39.6	$43.7	$117.4	($5.1)
Net Income (Loss) per Share	$1.15	$0.23	$0.26	$0.37	$0.42	$0.25	$0.56	$0.67	$1.90	($0.08)
Cash Provided By (Used In):										
Operating Activities	$59.5	$59.2	$57.0	$74.6	$83.3	$71.2	$78.3	$73.7	$43.3	($3.1)
Investing Activities	($7.7)	($3.5)	($16.5)	($21.3)	($32.7)	($32.7)	($27.1)	($32.0)	$105.0	$4.7
Financing Activities	($67.1)	($55.9)	($51.2)	($53.2)	($52.0)	($37.6)	($48.7)	($41.6)	($150.0)	($1.0)

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DENNY'S INVESTMENT HIGHLIGHTS

CONSISTENT SAME-STORE SALES[1] GROWTH HISTORY

- Nine consecutive fiscal years of domestic system-wide same-store sales[1] growth prior to the pandemic[2]
- Strong same-store sales[1] performance relative to peers

GLOBAL FOOTPRINT WITH SEASONED FRANCHISEES

- 227 well diversified, experienced and energetic franchisees[3]
- 1,650 restaurants around the globe, including 1,504 domestic locations[3]
- 146 international locations across 13 countries and U.S. territories[3]

STRONG ADJUSTED FREE CASH FLOW* AND SHAREHOLDER RETURN

- Generated over $418M in Adjusted Free Cash Flow* over the last 10 fiscal years[3]
  - Includes approximately $11M in real estate acquisitions[2]
- Approximately $554M allocated to share repurchase program since November 2010[4]

DURABLE BUSINESS FOCUSED ON THE FUTURE

- Recent transition to a more highly franchised model with reduced business risk
- Proven revitalization strategies to continue propelling the brand forward
- Record of consistent financial performance with market share opportunities post-pandemic

* See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the noted prior period. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company's results as reported under GAAP.
2. Data as of December 25, 2019, the end of Fiscal Fourth Quarter 2019.
3. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020.
4. Data as of February 27, 2020 (date the Company suspended share repurchases). The Company raised nearly $70M through the issuance of 8M shares of Common Stock in July 2020.

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2020 RESULTS & COVID-19 BUSINESS RESPONSE 4

FISCAL 2020 HIGHLIGHTS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the noted prior period. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. ~$82M Available Liquidity Domestic System-Wide Same-Store Sales1 69% of 2019 New Unit Openings 20 New Openings Portfolio 1,650 Restaurants Globally 5

CONSUMER FOCUS AREAS ComfortReassurance Value Convenience 6

REASSURANCE • Enhanced training materials and communications distributed to entire system of restaurants • Reinforcing strict food safety procedures, handwashing and personal hygiene standards, and enhanced daily deep cleaning protocols • Remain in close contact with public health officials and government agencies to ensure all public health concerns are addressed We Remain Focused on the Safety and Well-being of Our Guests, Restaurant Teams, Franchisees, Employees and Suppliers 7

VALUE 8 PRICE $2$4$6$8 Value menu affinity held strong at 14% incidence1 even with the introduction of new platforms Utilizing Our Well-Known, Traffic-Driving Value Platforms to Provide an Array of Value for All Customers BUNDLED Sold nearly 385,000 of our new Family Meal Packs ABUNDANT Sold nearly 11,000,000 Super Slams1, a 30% increase from PY CONVENIENCE Over 500,000 transactions1 through our free delivery promotions Everyday Value 23%1 1. Data for the Fiscal Year Ended December 30, 2020.

COMFORT 9 Ensuring Denny’s is a Place Where Our Modern American Family Guests Receive Feel-Good Comfort Food and are Welcomed and Valued Food Service Atmosphere Introduced a new line of melts and bowls Reinforced the “Rules We Live By” Providing comfort indoors and outdoors

CONVENIENCE 10 Bringing Denny’s to Our Guests Wherever They Want, Whenever They Want, and Doing So With Integrated and Seamless Systems to Facilitate an Excellent Guest Experience

Average Weekly Off-Premise Sales Have More Than Doubled From Pre-Pandemic Levels1 DENNY’S ON DEMAND® $4.0 $4.0 $4.7 $8.3 $9.6 $7.7 $7.9 $8.3 $7.8 $7.3 $7.3 $8.8 $9.2 $8.2 $28.9 $28.3 $22.2 $2.6 $12.6 $13.3 $13.9 $15.8 $17.6 $17.3 $12.6 $12.9 $14.6 $32.9 $32.3 $26.9 $8.5 $12.2 $20.3 $21.2 $22.2 $23.6 $24.9 $24.6 $21.4 $22.1 $22.8 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Jan '20 Feb '20 Mar '20 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Average Domestic Restaurant Sales by Channel per Week Off-Premise Sales On-Premise Sales Total Sales Family Dining Chain to Launch Mobile & Online Ordering Nationally Domestic Restaurants Active with Delivery2 Incidence Rate of Breakfast Plates for Off- Premise Orders3 1. Data through the first two weeks of Fiscal February 2021. 2. Data as of February 12, 2021. 1st Family Dining Chain to Launch Mobile & Online Ordering Nationally >90% Domestic Restaurants Active with Delivery2 ~60% Online Transactions from 18- 44 Year Old Guests1 ~62% Incidence Rate of Breakfast Plates for Off-Premise Orders1 1 11

SALES TRENDS AND REOPENINGS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the noted prior period. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Data through the first two weeks of Fiscal February 2021. 2 222 1,087 1,244 1,044 1,127 1,289 1,239 891 927 1,0101,060 938 327 237 444 369 207 256 586 531 444 480 378 120 47 35 22 19 20 31 46 50 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Open Dining Rooms Closed Dining Rooms Temporary Closures (74%) (47%) (33%) (36%) (29%) (24%) (24%) (23%) (26%) (15%) (15%) (76%) (69%) (68%) (55%) (47%) (39%) (33%) (42%) (61%) (55%) (42%) (76%) (65%) (41%) (39%) (35%) (28%) (26%) (27%) (41%) (31%) (25%) (80%) (70%) (60%) (50%) (40%) (30%) (20%) (10%) Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 Open Dining Rooms Closed Dining Rooms Domestic System-Wide Same-Store Sales Domestic System Same-Store Sales1 Compared to 2019 Fiscal Periods 2 Average Domestic Dining Rooms 12 2

24/7 OPERATIONS SALES TRENDS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the noted prior period. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, the Company’s results as reported under GAAP. 2. Data through the first two weeks of Fiscal February 2021. 185 323 435 458 472 496 516 538 516 519 528 877 837 979 1,023 1,016 1,000 980 957 961 939 926 480 378 120 47 35 22 19 20 31 46 50 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 24/7 Units Limited Hour Units Temporary Closures (68%) (57%) (30%) (31%) (25%) (19%) (18%) (18%) (30%) (20%) (14%) (78%) (69%) (47%) (44%) (41%) (34%) (31%) (33%) (49%) (38%) (33%) (76%) (65%) (41%) (39%) (35%) (28%) (26%) (27%) (41%) (31%) (25%) (90%) (80%) (70%) (60%) (50%) (40%) (30%) (20%) (10%) Apr '20 May '20 Jun '20 Jul '20 Aug '20 Sep '20 Oct '20 Nov '20 Dec '20 Jan '21 Feb '21 24/7 Units Limited Hour Units Domestic System-Wide Same-Store Sales Domestic System Same-Store Sales1 Compared to 2019 Fiscal Periods 2 Average Domestic Units 13 2

Capacity Restrictions % of Domestic Units1 75% Capacity or Social Distancing 25% 50%-66% Capacity 31% 25%-33% Capacity 15% Off-Premise Only 26% No Restrictions 1% Temporarily Closed 2% Total 100% CAPACITY RESTRICTIONS 14 As of February 12, 2021, Over 70% of Our Domestic Restaurants Have Open Dining Rooms1 Alaska 1. Preliminary data as of February 12, 2021.

DOMESTIC FOOTPRINT Total of 1,504 Restaurants in the U.S.1 with Strongest Presence in California, Arizona, Texas, and Florida TOP 10 U.S. MARKETS1 DMA UNITS Los Angeles 175 Phoenix 64 Houston 63 Dallas/Ft. Worth 52 Sacramento/Stockton 48 San Francisco/Oakland 40 Orlando/Daytona 40 San Diego 38 Chicago 35 Miami/Ft. Lauderdale 35 % of Domestic System 39% 1. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020. 4 25 2 7 6 9 5 15

INTERNATIONAL FOOTPRINT Honduras Guatemala City PhilippinesOntario 1. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020. 16 International Presence of 146 Restaurants in 13 Countries and U.S. Territories has Grown by ~68% Since Year End 20101 FOOTPRINT COUNTRY UNITS United States 1,504 Canada 78 Puerto Rico 15 Mexico 12 Philippines 10 New Zealand 7 Honduras 6 United Arab Emirates 6 Costa Rica 3 El Salvador 2 Guam 2 Guatemala 2 Indonesia 2 United Kingdom 1 TOTAL 1,650

STRONG PARTNERSHIP WITH FRANCHISEES Well Diversif ied, Experienced, and Energetic Group of 227 Franchisees 1 Ownership of 1,585 Franchisee Restaurants 1 Number of Franchised Units Number of Franchisees Franchisees as % of Total Total Franchised Units Franchised Units as % of Total 1 79 35% 79 5% 2–5 81 36% 232 15% 6–10 31 14% 245 15% 11–15 14 6% 169 11% 16–30 10 4% 211 13% >30 12 5% 649 41% Total 227 100% 1,585 100% • 36 franchisees with more than 10 restaurants each collectively comprise approximately 65% of the franchise system. • Strong support and energy at the 2019 Annual Denny’s Franchisee Association Convention for returns on quality investments in food, service, and atmosphere. 1. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020. 17

COVID-19 BUSINESS RESPONSE

Franchisee Support

- Provided over $15M of royalty, advertising and rent relief, including approximately $7M of abatements
- Deferred remodels and new store development commitments
- Secured relief from key vendors and primary third-party franchise lenders
- Approximately 99% of domestic franchise restaurants received funding under the first round of the Paycheck Protection Program with enhanced benefits expected in round two

Cost Savings Initiatives

- Eliminated non-essential spending and placed holds on corporate and field open positions
- Significantly reduced restaurant level staffing across the company portfolio
- Reduced compensation for Board of Directors and multiple levels of management
- Corporate furloughs and reduction in workforce
- Recognized approximately $2.6M in tax credits related to the CARES Act[1]

Capital Allocation

- Raised net proceeds of $69.6M through the issuance and sale of 8.0M shares of common stock
- Secured amendments to credit facility[2], temporarily waiving financial covenants with certain restrictions, followed by more favorable financial covenant levels through Q3 '21
- Suspended share repurchases in February 2020 and are precluded from repurchasing shares through receipt of the Q3 '21 compliance certificate

1. Data for the Fiscal Year Ended December 30, 2020.
2. Secured Second Amendment to the credit facility on May 13, 2020 and a Third Amendment to the credit facility on December 15, 2020. For further details, see our Current Reports on Form 8-K filed with the SEC.

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A RESILIENT AND DURABLE BRAND FOCUSED ON THE FUTURE 19

EXECUTION OF BRAND REVITALIZATION STRATEGY DRIVING RESULTS Deliver a Differentiated and Relevant Brand Consistently Operate Great Restaurants Grow the Global Franchise Drive Profitable Growth for All Stakeholders Enabled Through Technology and Training Close Collaboration with Franchise Partners+ “Become the World’s Largest, Most Admired and Beloved Family of Local Restaurants” 20

Warm & Inviting Everyday Occasion Pride Review Program Delight & Make it Right The Rules We Live By Everyday Value DELIVERING A DIFFERENTIATED AND RELEVANT BRAND & CONSISTENTLY OPERATE GREAT RESTAURANTS 21 Menu Optimization Product Innovation Unpretentious

FOCUS ON A MENU WITH QUALITY ITEMS AT OPTIMAL PRICES THAT DRIVE PROFIT TO THE BOTTOM LINE Approximately 80% of Core Menu Entrées Changed or Improved Since Our Revitalization Began Current Core Menu is Approximately 25% Smaller than Our Pre-Pandemic Menu 22

FOCUS ON CONSISTENTLY OPERATING GREAT RESTAURANTS LEADING TO SUSTAINED IMPROVEMENT • Investments in training talent, tools, and strategies, such as Ignite E-Learning and our latest Delight & Make It Right service programs, driving improvements in service scores • Denny’s Pride Review Program used to evaluate and share best practices • Close collaboration with franchisees to drive improvements in speed of service and margins 23

REMODELS KEY TO REVITALIZING LEGACY BRAND Le g a cy D e n n y ’s H e ri ta g e 1 .0 H e ri ta g e 2 .0 24

WELL-ESTABLISHED PIPELINE WITH OPPORTUNITIES 1. Technomic Top 500 Chain Restaurant Report 2020 25 71% 29% 2019 U.S. Full-Service Restaurant Industry Sales ($B)1 Small Chains & Independents Top 500 Chains Market Share Opportunities Through Potential Industry Rationalization Will Only Bolster the 78 Commitments Secured from Our Recent Refranchising Initiative Industry Sales1• Secured 78 domestic development commitments through the sale of 113 company owned restaurants during 2018 and 2019 • Considerable experience converting existing spaces into new Denny’s restaurants • With 71% of the full-service segment sales maintained by small chains and independents, as potential industry rationalization occurs, market share opportunities will emerge

VIRTUAL BRANDS PROVIDE ADDITIONAL MARKET SHARE OPPORTUNITIES 26 Over ½ of Domestic Locations Signed Up With Rolling Launch Starting in February 2021 Over 70% of Transactions Occurring During the Dinner and Late-Night Dayparts1 1. Data for the Fiscal Year Ended December 30, 2020.

VIRTUAL BRANDS PROVIDE ADDITIONAL MARKET SHARE OPPORTUNITIES 27 • Door Dash Exclusive Test • 23 Test Locations • Over ½ of Domestic Locations Will Go Live in Spring 2021

STRONG COLLABORATION WITH FRANCHISEES

Denny's Franchisee Association

Denny's Franchisee Association

Annual Convention
Steering Committee Meetings
Joint Board Meetings

Marketing Brand Advisory Council


NEW!
CURBSIDE ORDERING
AND PICK UP

Menu Innovation
Media Support
Product Testing

Operations Brand Advisory Council



Training Initiatives
Pride Reviews
Operations Support

Supply Chain Oversight Committee



Purchase Product for System
Outperformed PPI by Avg of ~1ppt
Each Year Over the Last Decade

Development Brand Advisory Council


Denny's

Successful Heritage Remodels
Prototype Development
Lease & Asset Management

Technology Brand Advisory Council


Denny's
ON DEMAND

Customer Facing Technology
Denny's On Demand
Common POS Platform

28

HISTORICAL PERFORMANCE 29

TOTAL SYSTEM SALES1 AND ADJUSTED EBITDA* 1. Total system sales is a non-GAAP measure representing the sum of sales generated at all Denny’s locations worldwide, including franchise and licensed restaurants which are non- consolidated entities. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, total system sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. $81.7 $78.6 $78.0 $83.1 $88.8 $100.2 $103.3 $105.3 $96.8 $26.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M s Adjusted EBITDA* $0.41 $0.35 $0.33 $0.33 $0.35 $0.37 $0.39 $0.41 $0.31 $0.12 $1.95 $2.13 $2.18 $2.31 $2.38 $2.42 $2.46 $2.47 $2.62 $1.77 $2.36 $2.48 $2.51 $2.64 $2.73 $2.79 $2.85 $2.89 $2.93 $1.89 $0.00 $1.00 $2.00 $3.00 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Total System Sales1 Company Restaurant Sales Franchise Restaurant Sales Total System Sales $ B s 30 Total System Sales1 Grew by Over $550 Million Through 2019 1

$1.8 $1.9 $2.0 $2.1 $2.2 $2.3 $2.3 $2.3 $2.5 $1.8 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Company Restaurant AUVs FRANCHISED AND COMPANY RESTAURANT SALES History of Steady Growth in Franchised and Company Average Unit Volumes Refranchising Strategy Benefited AUVs at Both Franchised and Company Restaurants in 2019 $ M s $1.4 $1.4 $1.4 $1.5 $1.6 $1.6 $1.6 $1.6 $1.7 $1.2 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Franchised Restaurant AUVs 31 $ M s

FRANCHISE AND COMPANY MARGINS $53.8 $51.5 $44.8 $45.9 $58.7 $65.2 $65.6 $63.2 $48.0 $3.6 $82.6 $88.0 $88.2 $92.9 $94.9 $98.8 $99.5 $104.0 $114.7 $76.1 $136.4 $139.5 $133.0 $138.8 $153.6 $164.0 $165.1 $167.2 $162.7 $79.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M s Franchise and Company Operating Margins1 Company Restaurant Operating Margin Franchise Operating Margin Restaurant-Level Operating Margin 1. The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. Restaurant-Level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. We define Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. We define Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue. 32 Total Restaurant-Level Operating Margin1 Grew Over 19% From 2011 Through 2019 Highly Franchised Business Has Historically Provided Stable Restaurant-Level Operating Margins1

GENERAL AND ADMINISTRATIVE EXPENSES $47 $48 $45 $45 $49 $52 $51 $52 $50 $41 $4 $8 $6 $7 $11 $8 $5 $6 $9 $4 $4 $3 $5 $6 $7 $8 $9 $6 $7 $8 $55 $60 $57 $59 $67 $68 $66 $64 $69 $55 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M s Corporate administrative expenses Incentive compensation Share-based compensation Deferred compensation valuation adjustments Total general and administrative expenses 33 We Have Successfully Achieved Our Goal Set Forth During Our Refranchising and Development Strategy of Reducing Corporate Administrative Expenses by $7 Million - $8 Million1 $52M 2018 ~$3M Two years of inflation and an additional operating week in 2020 ~$7M 2020 Cost reductions due to COVID-19 (half of which are permanent) 1. During our 2018-2019 refranchising and development strategy, we stated there would be $11M - $13M of cost savings. These savings were split as follows: 40% field support, 35% corporate support, and 25% franchise support cost sharing. The corporate support and franchise support cost sharing elements flow through corporate administrative expenses for a total of 60% expected savings, or $7M - $8M. ~$7M Refranchising and development strategy cost reductions $41M 2020

DOMESTIC SYSTEM-WIDE SAME-STORE SALES1 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the noted prior period. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. 0.7% 1.3% 0.5% 2.8% 5.8% 0.9% 1.1% 0.8% 2.0% (31.4%) (14.0%) (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (20.0%) (22.0%) (24.0%) (26.0%) (28.0%) (3 .0%) 34 Nine Consecutive Fiscal Years of Positive Domestic System-Wide Same-Store Sales1 Growth From 2011 Through 2019

GLOBAL DEVELOPMENT 56 34 41 32 37 36 32 21 16 12 5 6 5 6 8 14 7 9 14 8 61 40 46 38 45 50 39 30 30 20 0 10 20 30 40 50 60 70 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 System Openings Domestic Openings International Openings System Openings 35 Growth Initiatives Enabled Approximately 400 New Restaurant Openings Since 2011 With 95% Opened by Franchisees1 1. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020.

ADJUSTED NET INCOME (LOSS) PER SHARE* $19.5 $25.2 $29.3 $32.9 $36.7 $42.3 $40.7 $44.6 $47.9 ($7.2) $0.20 $0.26 $0.31 $0.37 $0.43 $0.55 $0.58 $0.68 $0.77 ($0.12) ($14.0) ($4.0) $6.0 $16.0 $26.0 $36.0 $46.0 $56.0 ($0.20) ($0.10) $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 A d ju s te d N e t In c o m e (L o s s )* ($ M illio n s ) A d ju s te d N e t In c o m e ( L o s s ) p e r S h a re * Adjusted Net Income (Loss)* Adjusted Net Income (Loss) per Share* * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. 36 Growth in Adjusted Net Income (Loss) Per Share* Between 2011 and 2019 Driven by Successful Revitalization Initiatives and Share Repurchase Program

~$11 $17 $12 $9 $8 $8 $11 $15 $20 $18 $18 $1 $2 $3 $4 $5 $3 $6 $3 $24 $16 $16 $21 $22 $33 $34 $31 $32 $25 $7 $82 $79 $78 $83 $89 $100 $103 $105 $97 $27 $48 $49 $45 $49 $42 $52 $51 $50 $30 $2 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $ M il li o n s Real Estate Acquisitions Cash Interest Cash Taxes Cash Capital Adjusted EBITDA* Adjusted Free Cash Flow* ADJUSTED FREE CASH FLOW* Cash capital expenditures include real estate acquisitions through like-kind exchange transactions 37 Over $418 Million in Adjusted Free Cash Flow* Generated Over Last 10 Fiscal Years Adjusted Free Cash Flow* Impacted by ~$11 Million of Real Estate Acquisitions in 2019 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

Disciplined Focus on Debt Leverage with Total Available Liquidity of Approximately $82 Million1 After Considering Liquidity Covenants SOLID BALANCE SHEET WITH FLEXIBILITY 1. Data as of December 30, 2020, the end of Fiscal Fourth Quarter 2020. Total Debt / Adjusted EBITDA* leverage ratio is waived starting in Q2 ’20 through Q1’ 21. 2. On December 15, 2020, we entered into a third amendment to our credit agreement which reduced the revolver commitment to $375M with an additional stepdown to $350M on the first day of Q3 ’21. The amendment also temporarily waives certain financial covenants through Q1 ’21; provides favorable covenant measurements and restricts capital expenditures through Q3 ’21; prohibits the Company from paying dividends and making stock repurchases and other general investments, and adds a $70M monthly minimum liquidity covenant, defined as the sum of unrestricted cash and revolver availability, through receipt of the Q3 ’21 compliance certificate; and increases the interest rate to LIBOR plus 3.00% through receipt of the Q4 ’21 compliance certificate. 38 Paid down revolver $20.0M during Q4 ’20 resulting in an outstanding balance of $210.0M1 $240.2 $198.1 $170.0 $153.0 $140.0 $195.0 $218.5 $259.0 $286.5 $240.0 $210.0 $23.1 $22.5 $20.1 $20.1 $18.8 $20.7 $27.1 $30.2 $30.6 $16.5 $15.4 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 T o ta l D e b t / A d ju s te d E B IT D A * T o ta l D e b t ($ M il li o n s ) Finance Leases Credit Facility Total Debt / Adjusted EBITDA* 1 2 Waived for 2020 * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures.

HISTORY OF CONSISTENTLY RETURNING EXCESS CAPITAL TO SHAREHOLDERS $50 $25 $25 $3.9 $21.6 $22.2 $24.7 $36.0 $82.9 $96.2 $34.2 Q4 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 ASR Total Share Repurchases • Allocated $34.2 million toward share repurchases during 2020 before suspending share repurchases as of February 27, 2020 • Paid an average of $10.26 per share to repurchase approximately 54 million shares resulting in a 44% net reduction in our share count since late 2010 • We entered into amendments to our credit agreement on May 13, 2020 and December 15, 2020, which, among other things, temporarily prohibit us from paying dividends and making stock repurchases SHARE REPURCHASES ($ Millions) 1. Data as of February 27, 2020 (date the Company suspended share repurchases). $105.8 $58.7 $68.0 Average Price of $10.26 39 Approximately $554 Million Allocated Towards Share Repurchases Since We Started to Return Excess Capital to Shareholders in late 20101

STOCK PRICE PERFORMANCE

Between 2010 and February 12, 2021, Denny's Stock Price Rose 359% Compared to the S&P Small Cap 600 Restaurants Index of 478% and S&P Small Cap 600 Index of 212%



DENN Up 359%
S&P Small Cap 600 Restaurants Index Up 478%
S&P Small Cap 600 Index Up 212%
2011 ➡ The Beginning of Denny's Brand Revitalization
Refranchising Announcement
COVID-19 Pandemic
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40

DENNY’S INVESTMENT HIGHLIGHTS 1. Same-store sales include sales at company restaurants and non-consolidated franchised and licensed restaurants that were open the same period in the noted prior period. Total operating revenue is limited to company restaurant sales and royalties, advertising revenue, fees and occupancy revenue from non-consolidated franchised and licensed restaurants. Accordingly, domestic franchise same-store sales and domestic system-wide same-store sales should be considered as a supplement to, not a substitute for, our results as reported under GAAP. * See Appendix for reconciliation of Net Income (Loss) and Net Cash Provided by (Used in) Operating Activities to Non-GAAP Financial Measures, as well as the reconciliation of Operating Income (Loss) to Non-GAAP Financial Measures. • Consistent same-store sales1 growth through brand revitalization strategies to enhance food, service, and atmosphere • Global footprint with seasoned franchisees supported by a strong domestic presence and pipeline of development commitments • Strong Adjusted Free Cash Flow* and shareholder return supported by solid balance sheet with flexibility to support brand investments and a focus on highly accretive and shareholder friendly allocations of Adjusted Free Cash Flow* • Durable business focused on the future with a lower risk, highly- franchised business model supported by proven revitalization strategies, a sustained record of consistent financial performance and well-fortified balance sheet 41

APPENDIX 42

EXPERIENCED AND COMMITTED LEADERSHIP TEAM John C. Miller, Chief Executive Officer joined Denny’s in 2011 with over 30 years experience in restaurant operations and management. Prior to joining Denny’s, served as President of Taco Bueno and spent 17 years with Brinker International where positions held included President of Romano’s Macaroni Grill and President of Brinker’s Mexican Concepts. F. Mark Wolfinger, President joined Denny’s in 2005 as Chief Financial Officer. Previous roles include Chief Financial Officer of Danka Business Systems and senior financial positions with Hollywood Entertainment, Metromedia Restaurant Group (operators of Bennigans, Ponderosa Steakhouse, and Steak & Ale), and the Grand Metropolitan. Christopher D. Bode, Senior Vice President, Chief Operating Officer. Prior to joining Denny’s in 2011, served as Chief Operat ing Officer of QSR Management, LLC (a franchisee of Dunkin’ Donuts) and Vice President of Development & Construction of Dunkin’ Brands, Inc. Before joining the restaurant industry, served as a United States Navy Communications Specialist. John W. Dillon, Executive Vice President, Chief Brand Officer. Prior to joining Denny’s in 2007, held multiple marketing leadership positions with various organizations, including 10 years with YUM! Brands/Pizza Hut, and was Vice President of Marketing for the National Basketball Association’s Houston Rockets. Stephen C. Dunn, Senior Vice President, Chief Global Development Officer. Prior to joining Denny’s in 2004, held executive-level positions with Church's Chicken, El Pollo Loco, Mr. Gatti's, and TCBY. Earned the distinction of Certified Franchise Executive by the International Franchise Association Educational Foundation. Served as an Infantry Officer in the United States Army. Robert P. Verostek, Senior Vice President, Chief Financial Officer. Joined Denny’s in 1999 and served in numerous leadership positions across the Finance and Accounting teams. Named Vice President of Financial Planning and Analysis in 2012 and Chief Financial Officer is 2020. Prior experience includes various accounting roles for Insignia Financial Group. Michael L. Furlow, Senior Vice President, Chief Information Officer. Prior to joining Denny’s in 2017, served as Chief Information Officer and Senior Vice President of IT at Red Robin Gourmet Burgers and CEC Entertainment, Inc. (an operator and franchisor of Chuck E. Cheese’s and Peter Piper Pizza). Gail S. Myers, Senior Vice President, General Counsel. Prior to joining Denny’s in 2020, served as Executive Vice President, General Counsel, Secretary and Chief Compliance Officer for American Tire Distributors, Inc., Senior Vice President, Deputy General Counsel and Chief Compliance Counsel at U.S. Foods and Senior Vice President, General Counsel and Secretary at Snyder's-Lance, Inc. 43

RECONCILIATION OF NET INCOME (LOSS) AND NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]
Net Income (Loss)	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$39.6**	**$43.7**	**$117.4**	**($5.1)**
Provision for (Benefit from) Income Taxes[2]	(84.0)	12.8	11.5	16.0	17.8	16.5	17.2	8.6	31.8	(2.0)
Operating (Gains) Losses and Other Charges, Net	2.1	0.5	7.1	1.3	2.4	26.9	4.3	2.6	(91.2)	1.8
Other Nonoperating Expense (Income), Net	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(1.7)	0.6	(2.8)	(4.2)
Share-Based Compensation	4.2	3.5	4.9	5.8	6.6	7.6	8.5	6.0	6.7	7.9
Deferred Compensation Plan Valuation Adjustments[3]	(0.1)	0.7	1.1	0.5	0.0	0.9	1.6	(1.0)	2.6	1.6
Interest Expense, Net	20.0	13.4	10.3	9.2	9.3	12.2	15.6	20.7	18.5	18.0
Depreciation and Amortization	28.0	22.3	21.5	21.2	21.5	22.2	23.7	27.0	19.8	16.2
Cash Payments for Restructuring Charges and Exit Costs	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.7)	(1.1)	(2.6)	(3.0)
Cash Payments for Share-Based Compensation	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)	(1.9)	(3.6)	(4.6)
Adjusted EBITDA[3]	**$81.7**	**$78.6**	**$78.0**	**$83.1**	**$88.8**	**$100.2**	**$103.3**	**$105.3**	**$96.8**	**$26.6**
Adjusted EBITDA Margin %	15.2%	16.1%	16.9%	17.6%	18.1%	19.8%	19.5%	16.7%	17.9%	9.2%

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]
Net Cash Provided By (Used In) Operating Activities	**$59.5**	**$59.2**	**$57.0**	**$74.6**	**$83.2**	**$71.2**	**$78.3**	**$73.7**	**$43.3**	**($3.1)**
Capital Expenditures	(16.1)	(14.2)	(16.8)	(22.1)	(27.0)	(19.7)	(18.8)	(22.0)	(14.0)	(7.0)
Acquisition of Restaurants and Real Estate	0.0	(1.4)	(4.0)	0.0	(5.8)	(14.3)	(12.4)	(10.4)	(11.3)	0.0
Cash Payments for Restructuring Charges and Exit Costs	(2.7)	(3.8)	(2.8)	(2.0)	(1.5)	(1.8)	(1.7)	(1.1)	(2.6)	(3.0)
Cash Payments for Share-Based Compensation	(0.8)	(1.0)	(1.2)	(1.1)	(3.4)	(2.5)	(3.9)	(1.9)	(3.6)	(4.6)
Deferred Compensation Plan Valuation Adjustments[3]	(0.1)	0.7	1.1	0.5	0.0	0.9	1.6	(1.0)	2.6	1.6
Other Nonoperating Expense (Income), Net	2.6	7.9	1.1	(0.6)	0.1	(1.1)	(1.7)	0.6	(2.8)	(4.2)
Gains on Investments	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.2	0.1
Gains (Losses) on Early Extinguishment of Debt and Leases	(2.6)	(8.3)	(2.2)	0.0	(0.2)	0.0	(0.1)	0.2	0.0	(0.2)
Amortization of Deferred Financing Costs	(1.4)	(0.8)	(0.5)	(0.5)	(0.5)	(0.6)	(0.6)	(0.6)	(0.6)	(0.9)
Gains (Losses) on Interest Rate Swap Derivatives, Net	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	2.2
Interest Expense, Net	20.0	13.4	10.3	9.2	9.3	12.2	15.6	20.7	18.5	18.0
Cash Interest Expense, Net[4]	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(14.6)	(19.6)	(17.6)	(18.0)
Deferred Income Tax Expense	(3.2)	(11.4)	(9.1)	(13.2)	(14.0)	(8.8)	(10.3)	(6.2)	(16.0)	(4.0)
Decrease (Increase) in Tax Valuation Allowance[2]	89.1	0.7	0.4	0.3	0.1	(0.1)	(0.2)	(0.1)	2.9	3.0
Provision for (Benefit from) Income Taxes[2]	(84.0)	12.8	11.5	16.0	17.8	16.5	17.2	8.6	31.8	(2.0)
Income Taxes Received (Paid), Net	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(6.4)	(3.3)	(24.1)	(0.0)
Changes in Operating Assets and Liabilities	5.7	9.4	12.4	(0.1)	(2.2)	14.5	9.1	12.4	22.9	23.7
Adjusted Free Cash Flow[3]	**$47.5**	**$49.4**	**$45.3**	**$49.1**	**$42.3**	**$51.9**	**$51.2**	**$50.0**	**$29.8**	**$1.6**

1. Includes 53 operating weeks.
2. In 2011, we recorded an $89 million net deferred tax benefit from the release of a substantial portion of the valuation allowance on certain deferred tax assets. This release was primarily based on our improved historical and projected pre-tax income.
3. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company's non-qualified deferred compensation plan liabilities.
4. Includes cash interest expense, net and cash payments of approximately $1.9 million for dedesignated interest rate swap derivatives for the year ended December 30, 2020.

44

RECONCILIATION OF NET INCOME (LOSS) AND NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO NON-GAAP FINANCIAL MEASURES

$ Millions (except per share amounts)	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]
Adjusted EBITDA[2]	**$81.7**	**$78.6**	**$78.0**	**$83.1**	**$88.8**	**$100.2**	**$103.3**	**$105.3**	**$96.8**	**$26.6**
Adjusted EBITDA Margin %	15.2%	16.1%	16.9%	17.6%	18.1%	19.8%	19.5%	16.7%	17.9%	9.2%
Cash Interest Expense, Net[5]	(17.0)	(11.6)	(9.1)	(8.1)	(8.3)	(11.2)	(14.6)	(19.6)	(17.6)	(18.0)
Cash Paid for Income Taxes, Net	(1.1)	(2.0)	(2.8)	(3.8)	(5.4)	(3.0)	(6.4)	(3.3)	(24.1)	(0.0)
Cash Paid for Capital Expenditures	(16.1)	(15.6)	(20.8)	(22.1)	(32.8)	(34.0)	(31.2)	(32.4)	(25.3)	(7.0)
Adjusted Free Cash Flow[2]	**$47.5**	**$49.4**	**$45.3**	**$49.1**	**$42.3**	**$51.9**	**$51.2**	**$50.0**	**$29.8**	**$1.6**

$ Millions (except per share amounts)	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]
Net Income (Loss)	**$112.3**	**$22.3**	**$24.6**	**$32.7**	**$36.0**	**$19.4**	**$39.6**	**$43.7**	**$117.4**	**($5.1)**
Pension Settlement Loss	0.0	0.0	0.0	0.0	0.0	24.3	0.0	0.0	0.0	0.0
(Gains) Losses on Interest Rate Swap Derivatives	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	(2.2)
(Gains) Losses on Sales of Assets and Other, Net	(3.2)	(7.1)	(0.1)	(0.1)	(0.1)	0.0	3.5	(0.5)	(93.6)	(4.7)
Impairment Charges	4.1	3.7	5.7	0.4	0.9	1.1	0.3	1.6	0.0	4.1
Early Extinguishment of Debt	1.4	7.9	1.2	0.0	0.3	0.0	0.0	0.0	0.0	0.0
Tax Reform	0.0	0.0	0.0	0.0	0.0	0.0	(1.6)	0.0	0.0	0.0
Tax Effect[3]	(0.8)	(1.6)	(2.2)	(0.1)	(0.4)	(2.5)	(1.2)	(0.2)	24.1	0.7
Adjusted Provision for Income Taxes[4]	(94.3)	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Adjusted Net Income (Loss)	**$19.5**	**$25.2**	**$29.3**	**$32.9**	**$36.7**	**$42.3**	**$40.7**	**$44.6**	**$47.9**	**($7.2)**
Diluted Net Income (Loss) Per Share	**$1.15**	**$0.23**	**$0.26**	**$0.37**	**$0.42**	**$0.25**	**$0.56**	**$0.67**	**$1.90**	**($0.08)**
Adjustments Per Share	($0.95)	$0.03	$0.05	$0.00	$0.01	$0.30	$0.02	$0.01	($1.13)	($0.04)
Adjusted Net Income (Loss) Per Share	**$0.20**	**$0.26**	**$0.31**	**$0.37**	**$0.43**	**$0.55**	**$0.58**	**$0.68**	**$0.77**	**($0.12)**
Diluted Weighted Average Shares Outstanding (000's)	**99,588**	**96,754**	**92,903**	**88,355**	**84,729**	**77,206**	**70,403**	**65,562**	**61,833**	**60,812**

1. Includes 53 operating weeks.
2. Beginning in 2018, historical presentations of Adjusted EBITDA and Adjusted Free Cash Flow have been restated to exclude the impact of market valuation changes in the Company's non-qualified deferred compensation plan liabilities.
3. Tax adjustments for full year 2013, 2014, 2015, 2017 and 2018 use full year effective tax rates of 31.9%, 32.9%, 33.0%, 30.3% and 16.4%, respectively. Tax adjustments for full year 2011 and 2012 are calculated using the full year 2012 effective rate of 36.4%. The tax adjustment for the loss on pension termination in 2016 is calculated using an effective tax rate of 8.8%., with all remaining adjustments calculated using an effective tax rate of 30.9%. Tax adjustments for the gains on sales of assets and other, net in 2019 are calculated using an effective rate of 25.7%. For the year ended December 30, 2020, the tax adjustments are calculated using an effective tax rate of 25.6%.
4. The adjusted provision for income taxes based on effective income tax rate of 36.4% for full year ended Dec. 27, 2012 and excludes impact of net deferred tax benefit.
5. Includes cash interest expense, net and cash payments of approximately $1.9 million for dedesignated interest rate swap derivatives for the year ended December 30, 2020.

45

RECONCILIATION OF OPERATING INCOME TO NON-GAAP FINANCIAL MEASURES

The Company believes that, in addition to GAAP measures, certain other non-GAAP financial measures are appropriate indicators to assist in the evaluation of restaurant-level operating efficiency and performance of ongoing restaurant-level operations. The Company uses Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin internally as performance measures for planning purposes, including the preparation of annual operating budgets, and these three non-GAAP measures are used to evaluate operating effectiveness.

The Company defines Restaurant-level Operating Margin as operating income (loss) excluding the following three items: general and administrative expenses, depreciation and amortization, and operating (gains), losses and other charges, net. Total Operating Margin is presented as a percent of total operating revenue. The Company excludes general and administrative expenses, which include primarily non-restaurant-level costs associated with support of company and franchised restaurants and other activities at their corporate office. The Company excludes depreciation and amortization expense, substantially all of which is related to company restaurant-level assets, because such expenses represent historical sunk costs which do not reflect current cash outlays for the restaurants. The Company excludes special items, included within operating (gains), losses and other charges, net, to provide investors with a clearer perspective of its ongoing operating performance and a more relevant comparison to prior period results.

Restaurant-level Operating Margin is the total of Company Restaurant Operating Margin and Franchise Operating Margin. The Company defines Company Restaurant Operating Margin as company restaurant sales less costs of company restaurant sales (which include product costs, company restaurant level payroll and benefits, occupancy costs, and other operating costs including utilities, repairs and maintenance, marketing and other expenses) and present it as a percent of company restaurant sales. The Company defines Franchise Operating Margin as franchise and license revenue (which includes franchise royalties and other non-food and beverage revenue streams such as initial franchise fees, advertising revenue and occupancy revenue) less costs of franchise and license revenue and present it as a percent of franchise and license revenue.

These non-GAAP financial measures provide a meaningful comparison between periods and enable investors to focus on the performance of restaurant-level operations by excluding revenues and costs unrelated to food and beverage sales in addition to corporate general and administrative expense, depreciation and amortization, and operating (gains), losses and other charges, net. However, each of these non-GAAP financial measures should be considered as a supplement to, not a substitute for, operating income (loss), net income (loss) or other financial performance measures prepared in accordance with U.S. generally accepted accounting principles. Restaurant-level Operating Margin, Company Restaurant Operating Margin and Franchise Operating Margin do not accrue directly to the benefit of shareholders because of the aforementioned excluded items, and are not indicative of the overall results for the Company.

$ Millions	2011	2012	2013	2014[1]	2015	2016	2017	2018	2019	2020[1]
Operating Income	**$51.0**	**$56.4**	**$47.5**	**$57.3**	**$63.2**	**$47.0**	**$70.7**	**$73.6**	**$165.0**	**$6.7**
General and Administrative Expenses	55.4	60.3	56.8	58.9	66.6	68.0	66.4	63.8	69.0	55.0
Depreciation and Amortization	28.0	22.3	21.5	21.2	21.5	22.2	23.7	27.0	19.8	16.2
Operating (Gains) Losses and Other Charges, Net	2.1	0.5	7.1	1.3	2.4	26.9	4.3	2.6	(91.2)	1.8
Restaurant-Level Operating Margin	**$136.4**	**$139.5**	**$132.9**	**$138.7**	**$153.6**	**$164.0**	**$165.2**	**$167.1**	**$162.7**	**$79.7**
Restaurant-Level Operating Margin Consists Of:										
Company Restaurant Operating Margin	53.8	51.5	44.8	45.9	58.7	65.2	65.6	63.2	48.0	3.6
Franchise Operating Margin	82.6	88.0	88.2	92.9	94.9	98.8	99.5	104.0	114.7	76.1
Restaurant-Level Operating Margin	**$136.4**	**$139.5**	**$132.9**	**$138.7**	**$153.6**	**$164.0**	**$165.2**	**$167.1**	**$162.7**	**$79.7**

1. Includes 53 operating weeks.

46